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                                                                    EXHIBIT 32.3

                   CERTIFICATION OF CHIEF ACCOUNTING OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     The undersigned, J. Peter Lloyd, Senior Vice President and Chief Accounting Officer of Keystone Property Trust, (the "Registrant"), does hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of our 2003 Annual Report on Form 10-K for the year ended December 31, 2003 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report").

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                          /s/ J. PETER LLOYD
                                          Senior Vice President and Chief
                                          Accounting Officer

Date: March 10, 2004